Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company of New Hampshire, hereby appoint Shawn P. Currier, Beth M. Halberstadt, Gary E. Jenkins and Philip Lussier, and each of them severally, as attorneys and agents for the undersigned with full power to them, and each of them, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), the Registration Statement on Form S-1 (the “Registration Statement”) of the American Bar Association Members/State Street Collective Trust (the “Collective Trust”), and any and all amendments (including post-effective amendments), applications, instruments and other documents to be filed with the Commission pertaining to the Registration Statement, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company of New Hampshire and the Collective Trust to comply with the provisions of the Securities Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

Witness our hands as of February 23, 2006.

Signature	Capacity

/s/ James S. Phalen	Director of State Street Bank and Trust Company of New Hampshire
James S. Phalen

/s/ Beth M. Halberstadt	Director of State Street Bank and Trust Company of New Hampshire
Beth M. Halberstadt

/s/ Scott W. Olson	Director of State Street Bank and Trust Company of New Hampshire
Scott W. Olson

/s/ Daniel J. Bouchard	Director of State Street Bank and Trust Company of New Hampshire
Daniel J. Bouchard

/s/ Nancy E. Grady	Director of State Street Bank and Trust Company of New Hampshire
Nancy E. Grady

/s/ Gary E. Jenkins	Director of State Street Bank and Trust Company of New Hampshire
Gary E. Jenkins

/s/ Thomas P. Kelly	Director of State Street Bank and Trust Company of New Hampshire
Thomas P. Kelly

/s/ Karen E. Kruck	Director of State Street Bank and Trust Company of New Hampshire
Karen E. Kruck

/s/ Nancy H. Loucks	Director of State Street Bank and Trust Company of New Hampshire
Nancy H. Loucks

/s/ William F. Weihs	Director of State Street Bank and Trust Company of New Hampshire
William F. Weihs

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